[SHIP] [VANGUARD LOGO(R)]


VANGUARD(R) EXTENDED DURATION TREASURY
INDEX FUND


Supplement to the Prospectus


Dividend Information

The Fund's income dividends accrue daily and will typically be distributed on a quarterly basis in March, June, September, and December. The Fund will declare and distribute its initial dividend with the fourth-quarter distribution in 2007. Please note that the initial dividend distribution will include the daily accrual of income dividends from the Fund's commencement of operations.















(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                       PS1275 092007